                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         ATLANTIC PHARMACEUTICALS, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         ATLANTIC PHARMACEUTICALS, INC.
                              150 BROADWAY AVENUE
                                   SUITE 1110
                            NEW YORK, NEW YORK 10038

                               February 16, 2000

Dear Stockholder:

     You are cordially invited to attend a special meeting of stockholders of Atlantic Pharmaceuticals, Inc. ("Atlantic") to be held at 10:00 a.m. Eastern Standard Time on March 17, 2000, at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 40th Floor, New York, New York 10022, for the following purposes:

          1. To vote on a proposal to amend Atlantic's certificate of incorporation to change the name of Atlantic from "Atlantic
     Pharmaceuticals, Inc." to "Atlantic Technology Ventures, Inc."

          2. To transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

     Only Atlantic's stockholders of record at the close of business on January 21, 2000, are entitled to notice of, and entitled to vote at, the special meeting and at any adjournments or postponements of the special meeting.

     THE ATLANTIC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ABOVE PROPOSAL.

     Whether or not you plan to attend, to assure your representation at the meeting please carefully read the accompanying proxy statement, which describes the matter to be voted upon, and complete, sign, date and return the enclosed proxy card in the accompanying postage-paid reply envelope. Should you receive more than one proxy card because your shares are registered in different names and addresses, please return each of them to ensure that all your shares are voted. If you hold your shares of Atlantic in street name and decide to attend the special meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of Atlantic's shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically and only your vote will be counted. The prompt return of your proxy card will assist us in preparing for the special meeting.

     We look forward to seeing you at the special meeting.

                                          By Order of the Board of Directors,

                                          A. Joseph Rudick, M.D.
                                          President

New York, New York
February 16, 2000

                         ATLANTIC PHARMACEUTICALS, INC.
                              150 BROADWAY AVENUE
                                   SUITE 1110
                            NEW YORK, NEW YORK 10038

                                PROXY STATEMENT
                                    FOR THE
                        SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 17, 2000

                      GENERAL INFORMATION FOR STOCKHOLDERS

     The enclosed proxy card is solicited on behalf of the board of directors of Atlantic Pharmaceuticals, Inc., a Delaware corporation ("Atlantic"), for use at a special meeting of stockholders to be held at 10:00 a.m. Eastern Standard Time on Friday, March 17, 2000, at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 40th Floor, New York, New York 10022, and at any adjournment. This proxy statement and the accompanying proxy card were mailed on or about February 16, 2000, to the stockholders entitled to vote at the special meeting.

                             RECORD DATE AND VOTING

     The specific proposal to be considered and acted upon at the special meeting is described in detail in this proxy statement. Stockholders of record at the close of business on January 21, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the special meeting. As of the close of business on that date, there were outstanding and entitled to vote 4,832,501 shares of Atlantic's common stock, par value $0.001 per share (the "Common Stock"), and 605,088 shares of Atlantic's Series A convertible preferred stock, par value $0.001 per share (the "Preferred Stock"). Each holder of Common Stock is entitled to one vote for each share of Common Stock held by that stockholder on the Record Date. Each holder of Preferred Stock is entitled to one vote for each share of Common Stock into which that holder's shares of Preferred Stock were convertible as of the Record Date. As of the Record Date, each share of Preferred Stock was convertible into 3.27 shares of Common Stock, and therefore as a class the Preferred Stock is entitled to an aggregate of 1,978,637 votes.

     A majority of all of the shares of Common Stock entitled to vote, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the special meeting.

     At the special meeting, all holders of shares of Common Stock and Preferred Stock will be asked to vote on the proposal. A majority of the votes cast by the holders of both Common Stock and Preferred Stock, voting together, is required in order to approve the proposal.

     If a choice as to the proposal before the special meeting has been specified by a stockholder on a returned proxy, the shares will be voted accordingly. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED IN FAVOR OF THE PROPOSAL.

     Abstentions and broker non-votes (that is, a proxy submitted by a broker or nominee that specifically indicates the lack of discretionary authority to vote on the proposals) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether the proposal has been approved.

     TO ENSURE THAT YOUR SHARES ARE VOTED AT THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PREPAID, RETURN ENVELOPE AS SOON AS POSSIBLE.

     The corporate action described in this proxy statement will not afford to stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their shares.

                            REVOCABILITY OF PROXIES

     Any stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise. A stockholder of record may revoke a proxy by filing with Atlantic's Corporate Secretary at its principal executive offices at 150 Broadway Avenue, Suite 1110, New York, New York 10038, a duly executed proxy bearing a later date or by attending the special meeting and voting that stockholder's shares in person. Persons who hold Atlantic's shares in street name may revoke their proxy by contacting their broker to obtain a legal ballot and filing that ballot bearing a later date with Atlantic's Corporate Secretary at its principal executive offices or by attending the special meeting and voting that legal ballot in person.

                                  SOLICITATION

     Atlantic will bear the cost of soliciting proxies. In addition, Atlantic will solicit shareholders by mail with the assistance of its regular employees and will ask banks and brokers, and other custodians, nominees and fiduciaries, to solicit those of their customers who have stock of Atlantic registered in the names of those persons, and Atlantic will reimburse them for their reasonable out-of-pocket costs. Atlantic may use the services of its officers, directors and others to solicit proxies, personally or by e-mail, facsimile, telephone or other forms of communication, without additional compensation.

                           FORWARD-LOOKING STATEMENTS

     Certain statements in this proxy statement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. The assumptions reflected in these statements are subject to certain risks, uncertainties and other factors, including changes in general economic or business conditions, competition from other manufacturers of cataract-extraction technologies, the unavailability of any necessary intellectual property rights possessed by third parties, and certain of those risks described in Atlantic's most recent report on Form 10-KSB filed with the Securities and Exchange Commission.

                                    PROPOSAL

  AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE ATLANTIC'S
                  NAME TO "ATLANTIC TECHNOLOGY VENTURES, INC."

     The board of directors has unanimously approved, subject to stockholder approval, an amendment to Atlantic's certificate of incorporation changing the name of Atlantic to "Atlantic Technology Ventures, Inc." The full text of the proposed changes to Atlantic's certificate of incorporation has been incorporated into the proposed certificate of amendment of Atlantic's certificate of incorporation included as Exhibit A.

     This name change reflects the board of director's decision to expand Atlantic's business focus beyond pharmaceutical and medical device technologies.

     In making this decision, the board of directors was principally influenced by two considerations. First, developing pharmaceutical products increasingly requires that one invest considerable amounts of money over a number of years, with little certainty that any given product will actually be commercialized. (For a statement of these considerations, see the section entitled "Risk Factors" in Atlantic's most recent Annual Report on Form 10-KSB, which is incorporated herein by reference.) Second, in recent years the stockholders of development-stage pharmaceutical companies have for the most part had little to show for risks taken and resources committed, given that the stock price of development-stage companies in the pharmaceutical sector have lagged well behind market indices.

     By contrast, development of non-pharmaceutical technologies offers the prospect of a more limited commitment of resources, a quicker return on investment, and a stock price that reflects the promise of technologies under development.

     Given these considerations, the board of directors has decided that it would be in the best interests of Atlantic and its stockholders for Atlantic to adopt a broader approach in selecting technologies to develop, and to consider investing in electronic infrastructure, software and communication technologies. Note that this change reflects an adjustment in strategy, rather than a wholesale change. As is evident from its development of the very promising Catarex surgical device, Atlantic does not only develop pharmaceutical products. Furthermore, Atlantic will continue to develop, to the extent consistent with its revised strategy, the pharmaceutical products it currently has under development.

     The board of directors believes that given Atlantic's revised strategy, it is only appropriate that it adopt a corporate name that reflects that strategy. The new name, "Atlantic Technology Ventures, Inc.," will give Atlantic immeasurably greater credibility in acquiring and, ultimately, commercializing or divesting non-pharmaceutical technologies.

     Atlantic believes its name change will have no adverse effect on its business. Public recognition of Atlantic's name is generally limited to the biotechnology industry. Notifying Atlantic's business partners of the name change should be a simple matter. In addition, Atlantic will continue to use its current Nasdaq SmallCap Market ticker symbol.

     Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of Atlantic, all new stock certificates issued by Atlantic will be overprinted with Atlantic's new name.

     The affirmative vote of the holders of a majority of the shares of the Common Stock and Preferred Stock issued and outstanding on the Record Date, voting together as a single class, is required for the approval of this proposal.

     THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF ATLANTIC AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                 OTHER BUSINESS

     As of the date of this proxy statement, the only business which the board of directors intends to present and knows that others will present at the special meeting is that herein set forth. If any other matter is properly brought before the special meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                          THE BOARD OF DIRECTORS

Dated: February 16, 2000

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ATLANTIC PHARMACEUTICALS, INC.

                     PURSUANT TO SECTION 242 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

     It is hereby certified that:

          1. Atlantic Pharmaceuticals, Inc. (the "Corporation") is a corporation formed under the laws of the State of Delaware, and its certificate of incorporation was filed in the office of the Secretary of State on May 18, 1993.

          2. The certificate of incorporation is hereby amended by deleting the existing Article FIRST and replacing it in its entirety with the following amendment:

          "FIRST: The name of the corporation is Atlantic Technology Ventures, Inc."

          3. This amendment to the certificate of incorporation has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     The undersigned has signed this certificate on March   , 2000.

                                               ---------------------------------
                                               A. Joseph Rudick, M.D.
                                               President

                                   PROXY CARD

                         ATLANTIC PHARMACEUTICALS, INC.
                        SPECIAL MEETING OF STOCKHOLDERS

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

    The undersigned stockholder of Atlantic Pharmaceuticals, Inc. ("Atlantic") hereby revokes all previous proxies, acknowledges receipt of the notice of special meeting of stockholders to be held on Friday, March 17, 2000, and the related proxy statement, and appoints Dr. A. Joseph Rudick and John Brancaccio, and each of them, as proxies of the undersigned, with full power of substitution to vote all shares of Atlantic's common stock that the undersigned is entitled to vote at a special meeting of stockholders to be held at Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 40th Floor, New York, New York 10022, on March 17, 2000, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof. The shares represented by the proxy may only be voted in the manner specified below.

1. To authorize the proposal to amend Atlantic's certificate of incorporation to change the name of Atlantic from "Atlantic Pharmaceuticals, Inc." to "Atlantic Technology Ventures, Inc.";

                     FOR [ ]    AGAINST [ ]     ABSTAIN [ ]

2. To transact such other business as may properly come before the special meeting and any adjournment or adjournments thereof.

    The board of directors recommends you vote "FOR" the above proposal.

    This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal.


                         (Continued on the other side.)

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

     Please print the shareholder name exactly as it appears on this proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.

                          Dated:                     , 2000
                          ---------------------

                         --------------------------------------------------
                         (Print Name)

                         --------------------------------------------------
                         (Authorized Signature)


     I plan to attend the special meeting in person:

     / /  Yes

     / /  No